SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                   --------

                        Deutsche Global High Income Fund


                  Deutsche Global Real Estate Securities Fund


Effective November 1, 2016, the following disclosure under the "POLICIES ABOUT TRANSACTIONS" heading of the "INVESTING IN THE FUNDS" section of each fund's prospectus is applicable to each fund.


CLASS A, CLASS S OR INSTITUTIONAL CLASS TO CLASS R6 IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A, Class S or Institutional Class shares through a retirement plan platform with plan-level or omnibus accounts held on the books of the fund may potentially become eligible to invest in Class R6 shares by reason of their participation in such a plan. Exchanges under this privilege are subject to the discretion of the Distributor and will be processed only as part of a prearranged, plan-level transaction with a qualifying retirement plan program. If an exchange by a qualifying retirement plan program is approved, investors holding Class A, Class S or Institutional Class shares through such retirement plan will exchange those shares for Class R6 shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Investors should contact their retirement plan servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A, Class S or Institutional Class shares of a fund for Class R6 shares of the same fund.

               Please Retain This Supplement for Future Reference


November 1, 2016
PROSTKR-728

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